EIP Growth and Income Fund
Investor Class EIPFX
Class I EIPIX
(the “Fund”)

Supplement dated May 19, 2025 to
the Statutory Prospectus dated February 28, 2025

Effective June 2, 2025, the mailing address for the Fund has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Fund to:

Regular Mail:
EIP Growth and Income Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
EIP Growth and Income Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

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Please retain this supplement with your Statutory Prospectus